Exhibit 99.1

NEWS RELEASE	MAY 23, 2013
OTC: QB WSHE	For Immediate Release

E-DEBIT GLOBAL CORPORATION SELLS DAY TO DAY GROUP LINK INC. MARKETING AND DISTRIBUTION NETWORK OPERATIONS

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”) announces today an Agreement of Purchase and Sales Agreement with an Edmonton, Alberta based investment group Screenfin Inc. to purchase forty-five (45%) percent of the issued and outstanding shares of all classes of Group Link Inc. currently held by E-Debit Global Corporation

Overview:

“Further to our previous press release dated May 8, 2013, E-Debit having completed its review and due diligence has entered into an Agreement of Purchase and Sales Agreement with an Edmonton, Alberta based investment group Screenfin Inc. to purchase forty-five (45%) percent of all classes of the issued and outstanding shares of Group Link Inc. which are currently held by E-Debit.

Terms and conditions of the sale leave E-Debit with a Perpetual Royalty Grant of three and six fourths (3.64%) percent of Group Link Inc. net sales as well as a Perpetual Group Link share position of 10% with Board of Director appointment of a minimum of twenty (20%) percent.  Screenfin Inc. is headed by Group Link Inc. President and CEO Adam Ursulak.” advises Doug Mac Donald, E-Debit’s President and CEO.

While we continue to work strategically to further consolidate our National ATM network our attention will be to capitalize, benefit and expand the reach of our present position within the payments and “non-conventional bank” financial services business not only nationally but internationally.  This is the first stage of our financial and operations partnering effort.” added Mr. Mac Donald

About E-Debit Global Corporation
E-Debit Global Corporation (WSHE) is a financial holding company in Canada.  The Company through subsidiary development has established a significant presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

•	CAPITALIZATION: 10,000,000,000 COMMON SHARES WITH NO PAR VALUE
•	SHARES ISSUED: Common – 320,046,834
•	: Voting Preferred – 81,518,410
•	For further details, please refer to WSHE website
•	WSHE Symbol OTCQB
•	Transfer Agent: Holladay Stock Transfer Inc.
•	2939 North 67th Place
•	Scottsdale, Arizona 85251

DISCLAIMER
Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation
Tony Tsigonias
Telephone: 1 (604)817-8960
e-mail: ir@edebitglobal.com

www.edebitglobal.com